Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of October 31, 2021

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on October 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of July 31, 2021, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,631,362 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 4 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

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The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$366,753,412
Aggregate Outstanding Principal Balance – Treasury Bill	$49,898,269
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.61%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$316,855,143
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.39%
Number of Borrowers	$7,699
Average Outstanding Principal Balance Per Borrower	47,636
Number of Loans	13,587
Average Outstanding Principal Balance Per Loan – Treasury Bill	$44,473
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	25,420
Weighted Average Remaining Term to Scheduled Maturity	$196 months
Weighted Average Annual Interest Rate	$7.38%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.
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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	1	31,986	*
3.51% to 4.00%	0	0	0.0
4.01% to 4.50%	0	0	0.0
4.51% to 5.00%	10	54,703	*
5.01% to 5.50%	206	2,477,273	0.7
5.51% to 6.00%	1,257	22,413,917	6.1
6.01% to 6.50%	2,666	50,724,369	13.8
6.51% to 7.00%	3,955	89,176,175	24.3
7.01% to 7.50%	802	23,465,530	6.4
7.51% to 8.00%	1,804	62,429,420	17.0
8.01% to 8.50%	2,561	95,332,019	26.0
Equal to or greater than 8.51%	325	20,648,020	5.6

Total	13,587	$366,753,412	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.
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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	908	$2,123,933	0.6%
$5,000.00-$9,999.99	748	5,468,454	1.5
$10,000.00-$14,999.99	678	8,503,061	2.3
$15,000.00-$19,999.99	732	12,714,449	3.5
$20,000.00-$24,999.99	522	11,647,919	3.2
$25,000.00-$29,999.99	481	13,270,322	3.6
$30,000.00-$34,999.99	401	13,045,401	3.6
$35,000.00-$39,999.99	355	13,281,755	3.6
$40,000.00-$44,999.99	307	13,022,479	3.6
$45,000.00-$49,999.99	302	14,322,072	3.9
$50,000.00-$54,999.99	232	12,160,768	3.3
$55,000.00-$59,999.99	183	10,496,977	2.9
$60,000.00-$64,999.99	143	8,948,583	2.4
$65,000.00-$69,999.99	164	11,061,948	3.0
$70,000.00-$74,999.99	129	9,373,145	2.6
$75,000.00-$79,999.99	127	9,801,221	2.7
$80,000.00-$84,999.99	99	8,174,152	2.2
$85,000.00-$89,999.99	100	8,751,635	2.4
$90,000.00-$94,999.99	82	7,581,381	2.1
$95,000.00-$99,999.99	78	7,583,475	2.1
$100,000.00 and above	928	165,420,282	45.1

Total	7,699	$366,753,412	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	13,057	$345,921,977	94.3%
31-60 days	190	6,452,259	1.8
61-90 days	104	3,872,079	1.1
91-120 days	61	2,708,215	0.7
121-150 days	57	2,858,233	0.8
151-180 days	47	1,824,619	0.5
181-210 days	18	842,039	0.2
Greater than 210 days	53	2,273,991	0.6

Total	13,587	$366,753,412	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	109	$26,760	*
4 to 12	441	444,983	0.1%
13 to 24	628	1,894,794	0.5
25 to 36	571	2,978,935	0.8
37 to 48	638	4,297,516	1.2
49 to 60	693	5,726,338	1.6
61 to 72	1,172	10,423,456	2.8
73 to 84	722	8,487,660	2.3
85 to 96	514	7,195,467	2.0
97 to 108	521	8,975,250	2.4
109 to 120	688	14,090,080	3.8
121 to 132	1,244	28,208,204	7.7
133 to 144	835	23,599,567	6.4
145 to 156	622	21,114,360	5.8
157 to 168	585	19,698,594	5.4
169 to 180	516	19,284,591	5.3
181 to 192	415	17,601,161	4.8
193 to 204	362	15,868,607	4.3
205 to 216	303	14,097,938	3.8
217 to 228	237	13,025,053	3.6
229 to 240	244	13,174,199	3.6
241 to 252	164	9,255,458	2.5
253 to 264	136	7,929,670	2.2
265 to 276	107	7,807,510	2.1
277 to 288	113	6,295,247	1.7
289 to 300	260	19,758,032	5.4
301 to 312	666	55,089,159	15.0
313 to 324	16	1,594,784	0.4
325 to 336	11	1,740,796	0.5
337 to 348	9	1,041,563	0.3
349 to 360	34	4,771,272	1.3
361 and above	11	1,256,410	0.3

Total	13,587	$366,753,412	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.
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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	350	$11,182,704	3.0%
Forbearance	1,005	44,358,405	12.1
Repayment
First year in repayment	109	7,177,849	2.0
Second year in repayment	102	9,166,925	2.5
Third year in repayment	138	8,295,375	2.3
More than 3 years in repayment	11,883	286,572,153	78.1

Total	13,587	$366,753,412	100.0%

____________
(1) Of the trust student loans in forbearance status, approximately 147 loans with an aggregate outstanding principal balance of $7,950,478, representing 2% of the pool by principal balance, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 135.3 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.2	-	206.8
Forbearance	-	5.0	218.4
Repayment	-	-	190.7

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $11,182,704 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $7,797,077 or approximately 69.7% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	198	$5,435,675	1.5%
Alaska	14	287,876	0.1
Arizona	297	9,342,106	2.5
Arkansas	170	4,208,879	1.1
California	1,652	49,855,864	13.6
Colorado	251	5,710,452	1.6
Connecticut	102	2,082,730	0.6
Delaware	25	499,965	0.1
District of Columbia	46	1,093,338	0.3
Florida	795	24,875,293	6.8
Georgia	485	16,343,642	4.5
Hawaii	36	797,302	0.2
Idaho	71	2,239,397	0.6
Illinois	617	15,576,762	4.2
Indiana	186	4,039,790	1.1
Iowa	96	1,913,372	0.5
Kansas	312	8,108,435	2.2
Kentucky	115	3,327,030	0.9
Louisiana	594	15,422,046	4.2
Maine	40	1,139,019	0.3
Maryland	273	7,920,137	2.2
Massachusetts	228	4,923,465	1.3
Michigan	448	13,130,696	3.6
Minnesota	315	6,538,593	1.8
Mississippi	189	4,846,635	1.3
Missouri	415	11,070,585	3.0
Montana	55	915,515	0.2
Nebraska	66	1,687,281	0.5
Nevada	116	2,727,906	0.7
New Hampshire	40	689,400	0.2
New Jersey	197	5,755,535	1.6
New Mexico	44	1,451,513	0.4
New York	505	14,173,394	3.9
North Carolina	243	6,630,111	1.8
North Dakota	8	228,982	0.1
Ohio	70	1,317,568	0.4
Oklahoma	382	8,775,277	2.4
Oregon	321	10,014,887	2.7
Pennsylvania	294	6,897,987	1.9
Rhode Island	19	581,357	0.2
South Carolina	126	3,551,908	1.0
South Dakota	13	308,176	0.1
Tennessee	331	8,563,766	2.3
Texas	1,439	36,718,977	10.0
Utah	55	1,369,227	0.4
Vermont	15	375,688	0.1
Virginia	271	7,611,363	2.1
Washington	515	12,459,076	3.4
West Virginia	35	755,650	0.2
Wisconsin	322	8,715,454	2.4
Wyoming	20	411,946	0.1
Other	115	3,336,382	0.9

Total	13,587	$366,753,412	100.0%

*     Represents a percentage greater than 0% but less than 0.05%
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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	5,691	$125,250,310	34.2%
Other Repayment Options(1)	5,125	106,706,281	29.1
Income-driven Repayment(2)	2,771	134,796,820	36.8

Total	13,587	$366,753,412	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans. (2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 160 loans with an aggregate outstanding principal balance of $7,380,872 currently in an interest-only period.  These interest-only loans represent approximately 2.0% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	6,804	$157,899,582	43.1%
Unsubsidized	6,783	208,853,830	56.9

Total	13,587	$366,753,412	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	36	$913,907	0.2%
October 1, 1993 through June 30, 2006	13,551	365,839,504	99.8
July 1, 2006 and later	0	0	0.0

Total	13,587	$366,753,412	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	888	$12,599,653	3.4%
College Assist	32	642,950	0.2
Educational Credit Management Corporation	654	19,352,229	5.3
Great Lakes Higher Education Corporation	7,010	203,232,533	55.4
Illinois Student Assistance Comm	582	14,918,148	4.1
Kentucky Higher Educ. Asst. Auth.	220	5,586,734	1.5
Louisiana Office Of Student Financial Asst	245	4,946,625	1.3
Michigan Guaranty Agency	265	6,560,361	1.8
New York State Higher Ed Services Corp	721	18,860,525	5.1
Oklahoma Guaranteed Stud Loan Prog	389	9,120,782	2.5
Pennsylvania Higher Education Assistance Agency	1,420	40,460,962	11.0
Texas Guaranteed Student Loan Corp	1,160	30,472,452	8.3
United Student Aid Funds, Inc.	1	-543	*
Total	13,587	$366,753,412	100.0%

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

Ascendium Education Solutions, Inc.

Ascendium Education Solutions, Inc. f/k/a Great Lakes Higher Education Guaranty Corporation (“Ascendium”) is a Wisconsin nonstock, nonprofit corporation, the sole member of which is Ascendium Education Group, Inc. f/k/a Great Lakes Higher Education Corporation (“Ascendium Education Group”).  Ascendium’s predecessor organization, Ascendium Education Group, was organized as a Wisconsin nonstock, nonprofit corporation and began guaranteeing student loans under the Higher Education Act in 1967.  Ascendium is the designated guaranty agency under the Higher Education Act for Wisconsin, Arkansas, Iowa, Minnesota, Montana, North Dakota, Ohio, South Dakota, Puerto Rico and the Virgin Islands.  On January 1, 2002, Ascendium Education Group (and Ascendium directly and through its support services agreement with Ascendium Education Group), outsourced certain aspects of its student loan program guaranty support operations to Great Lakes Educational Loan Services, Inc. (“GLELSI”).  Ascendium continues as the “guaranty agency” as defined in Section 435(j) of the Higher Education Act and continues its default aversion, claim purchase and compliance, collection support and federal reporting responsibilities as well as custody and responsibility for all revenues, expenses and assets related to that status.  The primary operations center for Ascendium Education Group and its affiliates (including Ascendium) is in Madison, Wisconsin, which includes operational staff offices for guaranty functions.  Ascendium also maintain offices in; Eagan, Minnesota; Aberdeen, South Dakota; and Indianapolis, Indiana. Ascendium will provide a copy of Ascendium Education Group’s most recent consolidated financial statements on receipt of a written request directed to 2501 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.
United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  USAF (i) maintained facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) served as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.
USAF was the sole member of the Northwest Education Loan Association (“NELA”), a guarantor serving the states of Washington, Idaho and the Northwest. Ascendium Education Group became a member of USAF effective January 1, 2017.

Effective as of December 31, 2018, NELA was dissolved, with its remaining assets going to its sole member, USAF.  Immediately thereafter, USAF was merged into Ascendium.  Thus, the portfolios previously held by USAF and NELA are now held by Ascendium.

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The information in the following tables has been provided to the Issuer from reports provided by or to the United States Department of Education and has not been verified by the Issuer, Ascendium, or the initial purchasers.  No representation is made by the Issuer, Ascendium, or the initial purchasers as to the accuracy or completeness of this information.  Prospective investors may consult the United States Department of Education Data Books and Web sites http://www2.ed.gov/finaid/prof/resources/data/opeloanvol.html and http://www.fp.ed.gov/pubs.html for further information concerning Ascendium or any other guaranty agency.
Guaranty Volume.  Pursuant to the SAFRA Act, part of the Health Care and Education Reconciliation Act of 2010, Ascendium, the former USAF, and the former NELA ceased issuing new loan guarantees on June 30, 2010. The most recent year for which the United States Department of Education has issued guaranty volume information is 2009. Ascendium issued $7.0 billion in new loan guarantees in that year.
Reserve Ratio.  The reserve ratios for Ascendium, the former USAF and the former NELA are as follows:
The Ascendium Portfolio*

Following are Ascendium’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2015 through 2019:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2015	1.05%
2016	1.37%
2017	1.80%
2018	2.21%
2019	0.64%

The United States Department of Education’s website at http://www.fp.ed.gov/pubs.html has posted reserve ratios for Ascendium for federal years 2015, 2016, 2017, 2018 and 2019 of  0.608%, 0.827%, 1.000%, 1.480% and 0.49%, respectively. Ascendium believes the Department of Education has not calculated the reserve ratio in accordance with the Act and the correct ratio should be 1.05%, 1.37%, 1.80%, 2.21%  and 0.64% respectively, as shown above and as explained in the following footnote.  On November 17, 2006, the United States Department of Education advised Ascendium that beginning in Federal Fiscal Year 2006 it will publish reserve ratios that include loan loss provision and deferred revenues.  Ascendium believes this change more closely

[1]
In accordance with Section 428(c)(9) of the Higher Education Act, does not include loans transferred from the former Higher Education Assistance Foundation, Northstar Guarantee Inc., Ohio Student Aid Commission, Puerto Rico Higher Education Assistance Corporation, Student Loan Guarantee Foundation of Arkansas, Student Loans of North Dakota, Montana Guaranteed Student Loan Program, or designated states of Arizona, Hawaii, Idaho, Indiana, Kansas, Maryland, Mississippi, Nevada, Washington, Wyoming, and certain Pacific Trust Territories  (The minimum reserve fund ratio under the Higher Education Act is 0.25%.).

*	The percentages for 2015-2018 include only the Ascendium portfolio; the percentage for 2019 include the combined portfolios of Ascendium, USAF and NELA.
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approximates the statutory calculation. According to the United States Department of Education, available cash reserves may not always be an accurate barometer of a guarantor’s financial health.
The Former USAF Portfolio Now Held by Ascendium
Following are USAF’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2014 through 2018:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.277%
2015	0.251%
2016	0.308%
2017	0.350%
2018	0.363%
The Former NELA Portfolio Now Held by Ascendium
Following are NELA’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2014 through 2018:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.377%
2015	0.295%
2016	0.373%
2017	0.430%
2018	0.460%

Claims Rate. The claims rate for Ascendium, USAF and NELA are as follows:
The Ascendium Portfolio*
For the past five federal fiscal years, Ascendium’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all Ascendium’s claims.  The actual claims rates for federal fiscal years 2015 through 2019 are as follows:

Federal Fiscal Year	Claims Rate
2015	0.96%
2016	1.00%
2017	0.35%
2018 2019	0.35% 2.00%

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The Former USAF Portfolio Now Held by Ascendium
For the past five federal fiscal years, USAF’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USAF’s claims.  The actual claims rates for federal fiscal years 2014 through 2018 are as follows:

Federal Fiscal Year	Claims Rate
2014	4.73%
2015	4.71%
2016	0.60%
2017	0.67%
2018	2.15%

As a result of various statutory and regulatory changes over the past several years, historical rates may not be an accurate indicator of current delinquency or default trends or future claims rates.
The Former NELA Portfolio Now Held by Ascendium
For the past five federal fiscal years, NELA’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all NELA’s claims.  The actual claims rates for federal fiscal years 2014 through 2018 are as follows:

Federal Fiscal Year	Claims Rate
2014	1.37%
2015	0.60%
2016	1.31%
2017	0.63%
2018	1.52%

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